UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 20, 2005

(Exact name of registrant as specified in charter)

Ohio	0-850	34-6542451

(State or other jurisdiction of	Commission File Number	(I.R.S. Employer Identification No.)
incorporation)

127 Public Square, Cleveland, Ohio	44114-1306

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 689-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EX-10.1 KeyCorp Annual Performance Plan
EX-10.2 Restated Amendment to Compensation Plan
EX-10.3 Restated Amendment to Retirement Plan
EX-10.4 Restated Amendment to Excess Cash Pension Plan
EX-10.5 Restated Amendment to 401(k) Savings Plan
EX-10.6 Restated Amendment to Supplemental Pension Plan

Section 1 — Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

     On January 20, 2005, the Compensation Committee of the Board of Directors of KeyCorp established 2005 performance goals for awards under the KeyCorp Annual Performance Plan. Participants in the Annual Performance Plan are the Chief Executive Officer of KeyCorp and his direct reports. The Committee determined that the performance goals are based on KeyCorp’s total revenue. The KeyCorp Annual Performance Plan is attached hereto as Exhibit 10.1.

     As previously disclosed on Form 8-K, on December 28, 2004, KeyCorp executed amendments to freeze the KeyCorp Deferred Compensation Plan, the KeyCorp Supplemental Retirement Plan, the KeyCorp Excess Cash Balance Pension Plan, the KeyCorp Excess 401(k) Savings Plan, and the KeyCorp Executive Supplemental Pension Plan (the “Plans”). The purpose of the amendments was to preserve participants’ earned and vested Plan benefits as of December 31, 2004 in accordance with the law in effect prior to the enactment of the American Jobs Creation Act of 2004 (the “Act”). In addition, KeyCorp established new plans, effective January 1, 2005, with terms and conditions substantially similar to those of the frozen plans (the “New Plans”) to comply with the requirements of the Act.

     On January 20, 2005, KeyCorp executed restated amendments to the Plans to clarify that in conjunction with the freezing of all additional accruals, contributions, and deferrals under the Plans, all unvested participant Plan benefits as of December 31, 2004 shall be transferred to and calculated under the provisions of the New Plans. The restated amendments to the Plans are attached hereto as Exhibits 10.2, 10.3, 10.4, 10.5 and 10.6.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

10.1	KeyCorp Annual Performance Plan.

10.2	Restated Amendment to the KeyCorp Deferred Compensation Plan effective December 31, 2004.

10.3	Restated Amendment to the KeyCorp Supplemental Retirement Plan effective December 31, 2004.

10.4	Restated Amendment to the KeyCorp Excess Cash Balance Pension Plan effective December 31, 2004

10.5	Restated Amendment to the KeyCorp Excess 401(k) Savings Plan effective December 31, 2004.

10.6	Restated Amendment to the KeyCorp Executive Supplemental Pension Plan effective December 31, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYCORP

(Registrant)
Date: January 24, 2005
/s/ Lee Irving

	By:	Lee Irving
Executive Vice President and Chief Accounting Officer